EXTERNAL USE

  RESIDENTIAL MORTGAGE FINANCE

TERM SHEET

[$2,651,562,000]

(APPROXIMATE)

THORNBURG MORTGAGE SECURITIES TRUST 2005-3

WELLS FARGO BANK, N.A., MASTER SERVICER

LASALLE BANK N.A., TRUSTEE

Class(1)	Approximate Size ($) (2)	Initial Coupon	Life Cap	Security Description	WAL (Yrs) to Mandatory Auction (3)	Window (mos.) to Mandatory Auction (3)	Initial Credit Support	Legal Final Maturity	Expected Ratings (Moody’s/S&P)
A-1	[$149,535,000]	1mL + [ ] (4)	11.00%	Grp 1 Senior Floater	2.16	1-36	[3.55%]	[08/25/2045]	[Aaa / AAA]
A-2	[$1,022,182,000]	1mL + [ ] (4)	11.00%	Grp 2 Senior Floater	2.16	1-36	[3.55%]	[08/25/2045]	[Aaa / AAA]
A-3	[$694,337,000]	1mL + [ ] (4)	11.00%	Grp 3 Senior Floater	2.16	1-36	[3.55%]	[08/25/2045]	[Aaa / AAA]
A-4	[$785,508,000]	1mL + [ ] (4)	11.00%	Grp 4 Senior Floater	2.16	1-36	[3.55%]	[08/25/2045]	[Aaa / AAA]
A-X (5) (6)	Notional	Variable	N/A	Senior IO	NA	NA	N/A	[08/25/2045]	[Aaa / AAA]
R (6) (7)	$100	Net Wac	N/A	Residual	NA	NA	[3.55%]	[08/25/2045]	[Aaa / AAA]
B-1 (6)	[$46,735,000]	Net Wac	N/A	Sub PT	NA	NA	[2.25%]	[08/25/2045]	[NR/ AA]
B-2 (6)	[$19,244,000]	Net Wac	N/A	Sub PT	NA	NA	[1.35%]	[08/25/2045]	[NR / A]
B-3 (6)	[$10,996,000]	Net Wac	N/A	Sub PT	NA	NA	[0.80%]	[08/25/2045]	[NR / BBB]
B-4 (6)	[$8,247,000]	Net Wac	N/A	Sub PT	NA	NA	[0.55%]	[08/25/2045]	[NR / BB]
B-5 (6)	[$6,872,000]	Net Wac	N/A	Sub PT	NA	NA	[0.35%]	[08/25/2045]	[NR / B]
B-6 (6)	[$5,503,487]	Net Wac	N/A	Sub PT	NA	NA	[0.00%]	[08/25/2045]	[NR / NR]

(1)	The Class A Certificates are subject to a Mandatory Auction (as described herein).
(2)	The class sizes are subject to final collateral and rating agency approval and are subject to a + / -10% variance.
(3)	Assumes 20% CPR and the Mandatory Auction is executed in month 36. Certificates pay on the 25th of every month beginning in October 2005.
(4)	The coupons on the Class A Certificates are described under “Class A Certificate Interest Rates” on page 10.
(5)

The Class A-X Certificates will be interest only certificates.  The Class A-X Certificates will not be entitled to payments of principal and will accrue interest on a notional balance which is equal to the balance of the Class A Certificates.

(6)	Not marketed in this term sheet.
(7)	Non-economic REMIC tax residual.

Contacts
MBS Trading	Brian Hargrave	(212) 526-8320
Syndicate	Kevin White Dan Covello Paul Tedeschi	(212) 526-9519 (212) 526-9519 (212) 526-9519
Residential Mortgage Finance	Joe Kelly Mary Stone Darius Houseal Nick Stimola Roderick Eschert	(212) 526-4274 (212) 526-9606 (212) 526-9466 (212) 526-0212 (212) 526-6603

Deal Overview:

Structure

•

Thornburg Mortgage Securities Trust 2005-3 is a REMIC Trust, which will issue six classes of senior certificates, including one class of interest-only certificates, and six classes of subordinate certificates.  Only the Class A Certificates are marketed herein.

•

The deal will contain Yield Maintenance Agreements, which are intended to mitigate basis risk between the fixed interest rate on the hybrid ARMs and the LIBOR- indexed accrual rates on the Class A Certificates.

•

Mandatory Auction: Each Class of Class A Certificates is subject to a Mandatory Auction in September 2008 (month 36).

•

20% Optional Securities Purchase: Thornburg Mortgage, Inc. may purchase the certificates at a purchase price equal to their current principal amount plus accrued interest once the aggregate principal balance of the Mortgage Loans has been reduced to less than 20% of the Cut-off Date aggregate principal balance of the Initial Mortgage Loans plus the initial amounts deposited in the Pre-Funding Accounts.

•

10% Optional Clean-up Call: Thornburg Mortgage Home Loans, Inc., in its capacity as Servicer, has the option to purchase all of the trust’s assets (and retire all outstanding certificates) at a purchase price equal to the current principal amount of the trust’s assets plus accrued interest once the aggregate principal balance of the Mortgage Loans has been reduced to less than 10% of the Cut-off Date aggregate principal balance of the Initial Mortgage Loans plus the initial amounts deposited in the Pre-Funding Accounts.

Collateral

•

Collateral information in this Term Sheet is based on the Cut-off Date principal balance of the Statistical Mortgage Loans unless otherwise indicated.

•

The Mortgage Pool is composed of jumbo hybrid and adjustable rate mortgage loans:

•

The Non-Zero weighted average FICO score is 746, the weighted average original LTV is 68.05% and the weighted average DTI is 30.21%;

•

Approximately 82.33% of the Statistical Mortgage Loans are primary homes and approximately 37.02% are located in California; and

•

The Statistical Mortgage Loans are indexed off of 1 month LIBOR (0.60%), 6 month LIBOR (6.56%), 12 month LIBOR (WSJ/1 Mo Lead) (72.02%), or 1 year CMT (20.82%).

Deal Overview (cont.):

Collateral (cont.)

•

As of the Cut-off Date, the Statistical Mortgage Loans will be serviced by: Thornburg Mortgage Home Loans, Inc. (32.59%)*, JPMorgan Chase Bank (31.99%), Wells Fargo Bank, N.A. (10.46%), First Republic Bank (8.93%), Countrywide Home Loans (8.54%), PHH Mortgage Corporation (6.63%), and Colonial National Mortgage (0.85%).  It is anticipated all of the Pre-Funded Mortgage Loans will be serviced by Thornburg Mortgage Home Loans, Inc., First Republic Bank, and Colonial National Mortgage.

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.  Cenlar is a private label sub-servicer with a Tier One performance ranking from Freddie Mac.

•

On the Closing Date, the aggregate Cut-off Date principal balance of the mortgage loans is expected to be approximately [$2,272,907,696] (the “Initial Mortgage Loans”), which will consist of approximately [$1,864,278,058] of mortgage loans which are described herein (the “Statistical Mortgage Loans”) and approximately [$408,629,638] of additional mortgage loans funding before the Closing Date with characteristics similar to the Statistical Mortgage Loans.  Mortgage loans with an approximate balance of [$476,251,891] will be funded after the Closing Date (the “Pre-Funded Mortgage Loans”).  The Initial Mortgage Loans and the Pre-Funded Mortgage Loans are collectively referred to herein as the “Mortgage Loans”.

•

The Mortgage Loans will be comprised of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, and the Group IV Mortgage Loans.

•

On the Closing Date, cash in the estimated amounts of approximately $[25,733,223], $[140,870,899], $[67,741,091] and $[241,906,678] will be deposited into the Group I, Group II, Group III and Group IV Pre-Funding Accounts, respectively, but in no case more than 25% of the related total mortgage loan group principal balance as of the Cut-Off Date including such pre-funding amounts.  Amounts on deposit in the Pre-Funding Accounts will be used to purchase additional Pre-Funded Mortgage Loans during the period ending no later than October 30, 2005 (the “Pre-Funding Period”).  Any balance remaining in the Pre-Funding Accounts after the end of the Pre-Funding Period will be distributed as principal to the related Class A Certificates on the following Distribution Date.

Deal Overview (cont.):

Collateral (cont.)

MORTGAGE LOAN GROUP DESCRIPTION (AS OF THE CUT-OFF DATE)

•

Group I Mortgage Loans

– Short-Reset ARMs and 3yr Hybrids

•

Group II Mortgage Loans

– 5yr Hybrids

•

Group III Mortgage Loans

– 7yr Hybrids

•

Group IV Mortgage Loans

– 10yr Hybrids

Loan Description	% of Pool	Gross WAC (%)	Net WAC (%)	WA Orig Term (mos.)	WAM (mos.)	WALA (mos.)	Gross Margin (%)	Net Margin (%)	Initial Cap (%)	Period Cap (%)	Max Rate (%)	Mos to Roll
Group I	5.48	5.431	5.172	362	357	5	2.012	1.754	3.918	1.947	10.784	28
Group II	43.06	5.389	5.125	360	358	2	2.231	1.966	4.998	1.936	10.469	58
Group III	32.49	5.459	5.199	360	358	1	2.363	2.103	5.004	1.889	10.480	82
Group IV	18.98	5.551	5.297	360	357	2	2.101	1.847	5.332	1.916	10.887	118
Group I-IV Totals:	100.00	5.445	5.184	360	358	2	2.237	1.977	5.011	1.917	10.569	78

Terms of the Offering:

Seller:

Thornburg Mortgage Home Loans, Inc.

Depositor:

Structured Asset Securities Corporation

Lead Manager:

Lehman Brothers Inc.

Co-Managers:

Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc.

Master Servicer/

Securities Administrator:

Wells Fargo Bank, N.A.

Trustee:

LaSalle Bank N.A.

Custodian:

LaSalle Bank N.A., Wells Fargo Bank N.A., and JPMorgan Chase Bank N.A.  It is anticipated that any files on the Closing Date held at JPMorgan Chase Bank N.A. and Wells Fargo Bank N.A. will transfer to LaSalle Bank N.A. subsequent to the Closing Date.

Cut-off Date:

September 1, 2005

Expected Pricing Date:

Week of September 19, 2005

Closing Date:

On or about, September 30, 2005

Distribution Dates:

25th of each month (or if not a business day, the next succeeding business day), commencing in October 2005

Accrual Period:

In the case of the Class A Certificates, the Accrual Period will be the period from and including the preceding Distribution Date (or from September 30, 2005, in the case of the first Distribution Date) to and including the day prior to such Distribution Date.  In the case of the Class R, Class A-X, and Subordinate Certificates, the Accrual Period will be the calendar month immediately preceding the current Distribution Date.

Day Count / Delay Days /

First Accrual Date:

Class

Day Count

Delay

First Accrual Date

A-1

Actual/360

0

September 30, 2005

A-2

Actual/360

0

September 30, 2005

A-3

Actual/360

0

September 30, 2005

A-4

Actual/360

0

September 30, 2005

A-X

30/360

24

September 1, 2005

R

30/360

24

September 1, 2005

B-1

30/360

24

September 1, 2005

B-2

30/360

24

September 1, 2005

B-3

30/360

24

September 1, 2005

B-4

30/360

24

September 1, 2005

B-5

30/360

24

September 1, 2005

B-6

30/360

24

September 1, 2005

Terms of the Offering (cont):

Certificates:

The “Senior Certificates” will consist of the Class A-1,        Class A-2, Class A-3, Class A-4 Certificates (together, the “Class A Certificates”), the Class A-X, and the Class R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The Class A Certificates are being marketed hereby (the “Offered Certificates”).

Rating Agencies:

Class

Expected Moody’s

Expected Standard & Poors

A-1

[Aaa]

[AAA]

A-2

[Aaa]

[AAA]

A-3

[Aaa]

[AAA]

A-4

[Aaa]

[AAA]

A-X

[Aaa]

[AAA]

R

[Aaa]

[AAA]

B-1

[ NR ]

[AA]

B-2

[ NR ]

[A]

B-3

[ NR ]

[BBB]

B-4

[ NR ]

[BB]

B-5

[ NR ]

[B]

B-6

[NR]

[NR]

Registration:

The Class A Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests, combined with the right to receive amounts paid in respect of Class A Available Funds Cap Shortfalls  and rights to receive payments from and obligations to make payments to the Swap Counterparty upon the Mandatory Auction of the Offered Certificates.

ERISA Eligibility:

The Class A Certificates are expected to be ERISA eligible, subject to certain conditions as described in the Prospectus Supplement.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

Terms of the Offering (cont):

SMMEA Treatment:

The Class A Certificates are expected to be SMMEA eligible.

Minimum Denominations:

Class A Certificates:

$25,000

Optional Securities

Purchase Right:

Thornburg Mortgage, Inc., the parent of the Seller,  will have the option of purchasing the Certificates at a purchase price equal to their current principal amount plus accrued interest once the aggregate principal balance of the Mortgage Loans has been reduced to less than 20% of the Cut-off Date aggregate principal balance of the Initial Mortgage Loans plus the initial amounts deposited in the Pre-Funding Accounts (the “Optional Call Date”).

Optional Clean-Up Call:

The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates at the option of Thornburg Mortgage Home Loans, Inc., in its capacity as Servicer, once the aggregate principal balance of the Mortgage Loans has been reduced to less than 10% of the Cut-off Date aggregate principal balance of the Initial Mortgage Loans plus the initial amounts deposited in the Pre-Funding Accounts (the “Clean-Up Call Date”).

Mortgage Loans:

On the Closing Date, the aggregate principal balance of the Initial Mortgage Loans is expected to be approximately [$2,272,907,696] and the aggregate amount to be deposited in the Pre-Funding Accounts is expected to be [$476,251,891].  The Initial Mortgage Loans consists of the Statistical Mortgage Loans with a principal balance of [$1,864,278,058] as described herein and approximately [$408,629,638] of mortgage loans funding before the Closing Date with characteristics similar to the Statistical Mortgage Loans.  The Mortgage Loans either adjust their rates based on various indices (the “Adjustable Rate Mortgage Loans”) within the first year of origination or in the case of approximately 4.50%, 43.06%, 32.49%, and 18.98% of the Statistical Mortgage Loans, have initial rate adjustments generally occurring approximately three, five, seven or ten years, respectively, after the date of origination of such mortgage loan, and thereafter adjust their rates based on various indices (“Hybrid ARMs”).  Approximately 85.63% of the Statistical Mortgage Loans are required to make payments of interest only for up to the first 120 months following origination.  After such interest only period, the monthly payments on such Mortgage Loans adjust to amortize principal over the remaining term of the loan.

Terms of the Offering (cont):

Mandatory Auction:

Five business days prior to the Distribution Date in September 2008 (such Distribution Date, the “Auction Distribution Date”), the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates to third-party investors.  The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be received by the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on the Auction Distribution Date.  These holders will be obligated to tender their respective Certificates to the Auction Administrator.

The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:

Greenwich Capital Derivatives, Inc.  The obligations of the auction swap counterparty will be guaranteed by The Royal Bank of Scotland plc.  The long-term obligations of RBS are rated “AA” by S&P, “AA+” by Fitch and “Aa1” by Moody’s.

Auction Administrator:

Wells Fargo Bank, N.A.

Auction Price:

The price at which the Auction Administrator sells each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates to third-party investors.

Par Price:

With respect to each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, the principal balance of the related Class A-1, Class A-2, Class A-3 and Class A-4 Certificates plus any remaining Class A Available Funds Cap Shortfalls, after applying all payments and reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.

Terms of the Offering (cont):

Servicer:

Servicers

%(1)

Thornburg Mortgage Home Loans, Inc (2)

32.59%

JPMorgan Chase Bank

31.99%

Wells Fargo Bank N.A.

10.46%

First Republic Bank

8.93%

Countrywide Home Loans

8.54%

PHH Mortgage Corporation

6.63%

Colonial National Mortgage

0.85%

(1)  As of the Cut-off Date.

(2)  Cenlar FSB is the contracted sub-servicer for all servicing owned by

Thornburg Mortgage Home Loans, Inc.  Cenlar is a private label sub-servicer with a Tier One performance ranking from Freddie Mac.

Servicing Fee:

The weighted average Servicing Fee equals 0.258% per annum

Trustee Fee:

0.00030% per annum

Master Servicing Fee:

0.00250% per annum

Pricing Prepayment

Assumption:

20% CPR per annum.

Net Mortgage Rate:

The ‘‘Net Mortgage Rate’’ for any Mortgage Loan is equal to the rate of the related Mortgage Loan less the Trustee Fee, Master Servicing Fee, and related Servicing Fee rate.

Net WAC Rate:

The ‘‘Net WAC Rate’’ for each Distribution Date and mortgage loan group will be the weighted average of the Net Mortgage Rates of the related Mortgage Loans at the beginning of the related due period, weighted on the basis of their principal balances at the beginning of the related due period.

Terms of the Offering (cont):

Class A

Available Funds Cap Rate:

The “Class A Available Funds Cap Rate” with respect to each class of Class A Certificates on any Distribution Date, will be equal to the product of (x) the Net WAC Rate of the related mortgage loan group and (y) 30 divided by the actual number of days in the related Accrual Period.

Class A

Certificate Interest Rate:

The “Certificate Interest Rate” for each of the Class A Certificates on or prior to the Auction Distribution Date, will be equal to One Month LIBOR, plus the related margin, subject to the lesser of (i) the Class A Available Funds Cap Rate and (ii) 11.00%.  On any Distribution Date following the Auction Distribution Date, the Certificate Interest Rate of each class of Class A Certificates will be equal to its respective Class A Available Funds Cap Rate.

Class A-X

Certificate Interest Rate:

The Certificate Interest Rate with respect to the Class A-X Certificates for any Distribution Date on or prior to the Auction Distribution Date will be equal to an annual rate calculated as the weighted average of the excess of (a) Net WAC Rate of each mortgage loan group over (b) the Certificate Interest Rate of the related class of Class A Certificates (adjusted to an effective rate reflecting the accrual of interest on a 30/360 basis), weighted by the related Class A Certificate principal balance.  Following the Auction Distribution Date, the Certificate Interest Rate with respect to the Class A-X Certificates will be zero.

Class R Certificate

Interest Rate:

The Certificate Interest Rate with respect to the Class R Certificates will be equal to the Net WAC Rate of the Group I Mortgage Loans.

Subordinate Certificates

Interest Rates:

The Certificate Interest Rates with respect to the Subordinate  Certificates will be equal to the weighted average of the Net WAC Rate applicable to each mortgage loan group, weighted based on the Subordinate Component of each mortgage loan group.

Terms of the Offering (cont):

Subordinate Component:

For any Distribution Date and with respect to any mortgage loan group is the sum of the balance of the Mortgage Loans in the related mortgage loan group, as of the first day of the month preceding the month in which such Distribution Date occurs plus the amount on deposit in the related Pre-Funding Account on such date, minus the aggregate certificate principal balance of the related Senior Certificates immediately prior to such Distribution Date.

Class A Available Funds

Cap Shortfall:

If on any Distribution Date, the Certificate Interest Rate for any Class A Certificate is based upon the related Class A Available Funds Cap Rate, the related “Class A Available Funds Cap Shortfall” is equal to the excess of: (i) the amount of interest accrued thereon at one month LIBOR plus the related  margin (subject to the maximum rate of 11.00%) over (ii) the interest calculated at the related Class A Available Funds Cap Rate for such Distribution Date, plus any related unpaid Class A Available Funds Cap Shortfall amounts from prior Distribution Dates with interest thereon at the related Certificate Interest Rate, without regard to the related Class A Available Funds Cap.

On any Distribution Date for which an unpaid Class A Available Funds Cap Shortfall exists with respect to the Class A Certificates after application of any related Yield Maintenance Agreement Amounts received on that date, the Securities Administrator shall withdraw from the Available Funds Cap Reserve Fund the amount of such unpaid Class A Available Funds Cap Shortfall for distribution on such distribution date and distribute such amount, pro rata among such classes based upon the remaining amounts due to each such class.

Terms of the Offering (cont):

Available Funds Cap

Reserve Fund:

The Available Funds Cap Reserve Fund will not be an asset of any REMIC.  After Yield Maintenance Agreement amounts have been applied to reduce any Class A Available Funds Cap Shortfall, amounts in the Available Funds Cap Reserve Fund will be used to make payments to the holders of the Class A Certificates with respect to any remaining Available Funds Cap Shortfalls on such certificates.

On each Distribution Date, the Securities Administrator will deposit in the Available Funds Cap Reserve Fund interest that would otherwise be distributable with respect to the Class A-X Certificates to the extent of the “Required Reserve Fund Deposit” in the manner described below.  On the Closing Date, the Available Funds Cap Reserve Fund will have a balance of zero.

Required

Reserve Fund Deposit:

For any Distribution Date, the “Required Reserve Fund Deposit” will be an amount equal to the lesser of (i) the interest entitlement for the Class A-X Certificates for such distribution date and (ii) the amount required to bring the balance on deposit in the Available Funds Cap Reserve Fund up to an amount equal to the excess of the Class A Available Funds Cap Shortfalls for such Distribution Date with respect to the Class A Certificates over the aggregate Yield Maintenance Agreement amounts received for such Distribution Date.

Terms of the Offering (cont):

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into four “Yield Maintenance Agreements”, or “YMA”s, with a counterparty (the “YMA Counterparty”), each for the benefit of the related class of Class A Certificates.  The notional balance of each YMA, with respect to each Distribution Date, will be an amount equal to the lesser of (i) the amounts shown on the related notional balance schedule and (ii) the aggregate certificate principal balance of the related Class A Certificates.  The YMA Counterparty will be obligated to make monthly payments to the Trustee when One Month LIBOR exceeds the specified strike rate, subject to a maximum of 11.00% less the margin on the related class of Class A Certificates.  Each YMA will terminate on the Auction Distribution Date.  Any payments received from the YMAs will be used only to pay Class A Available Funds Cap Shortfalls on the related Class A Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure. Credit enhancement for the Senior Certificates will consist of the Subordinate Certificates (total subordination is expected to be initially approximately, [3.55 ]%)

Allocation of

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Any Realized Losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related    Class A Certificates in reduction of their class principal balance.

Principal Distribution Amounts:

Initial Senior Enhancement Percentage = approximately [3.55]%

Senior Enhancement Percentage = Subordinate Certificate Principal Balance / (Aggregate Collateral balance + Pre-Funding Accounts)

Shifting Interest:  Until the first Distribution Date occurring after September 2012, the Subordinate Certificates will be locked out of payments of unscheduled principal (unless the Senior Certificates have been reduced to zero or the credit enhancement provided by the Subordinate Certificates has doubled as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal payments as described below.

The prepayment shift percentages from the Subordinate Percentage to the Senior Certificates are as follows:

•

If the Senior Enhancement Percentage is less than 2 times the Initial Senior Enhancement Percentage:

Distribution Dates (months)	Shift Percentage
1 – 84	100%
85 – 96	70%
97 – 108	60%
109 – 120	40%
121 – 132	20%
133+	0%

•

If the Senior Enhancement Percentage is greater than or equal to 2 times the Initial Senior Enhancement Percentage:

Distribution Dates (months)	Shift Percentage
1 – 36	50%
37+	0%

(If the Senior Enhancement Percentage doubles as compared to the Initial Senior Enhancement Percentage during the first 36 months of the transaction, the Class A Certificates will be entitled to 50% of the Subordinate Percentage of unscheduled principal, subject to cumulative loss and delinquency tests.  After month 36, if the Senior Enhancement Percentage has doubled as compared to the Cut-off Date Senior Enhancement Percentage, the Class A Certificates will be entitled to unscheduled principal based on the Senior Percentage only, subject to cumulative loss and delinquency tests).  In the event the Senior Percentage exceeds the Initial Senior Percentage, the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Principal Distribution Amounts (cont.):

For each mortgage loan group, calculate the following:

Senior Percentage  =  related Senior Certificate Principal Balance / (related Mortgage Loan principal balance + Pre-Funding Accounts).

Subordinate Percentage = 100% - related Senior Percentage.

Senior Prepayment Percentage = related Senior Percentage + Shift Percentage * related Subordinate Percentage.

The group related Senior Principal Distribution Amount (“Senior PDA”) will be equal to the sum of (i) the product of (a) related scheduled principal payments and (b) related Senior Percentage and (ii) the product of (a) related prepayment principal payments and (b) related Senior Prepayment Percentage.

The group related Subordinate Principal Distribution Amount (“Subordinate PDA”) will be equal to the difference between (i) the sum of related scheduled principal and related prepayment principal payments and (ii) the related Senior PDA.

Certificate Priority of Distributions:

(A)

On each Distribution Date, the available distribution amount for each related mortgage loan group will be allocated, after payment of the Trustee and Master Servicing Fee, among the

Classes of Senior Certificates relating to that mortgage loan group as follows:

(1)

current interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-X, and Class R Certificates, on a pro rata basis with respect to each class of certificates related to the same mortgage loan group; provided, that on each Distribution Date, to the extent of the Required Reserve Fund Deposit for such date, the amount of current interest that would otherwise be payable to the Class A-X Certificates will be deposited in the Available Funds Cap Reserve Fund and will not be distributed to such class, and

(2)

principal of the related class of senior certificates (except that the Class R and Class A-1 Certificates will receive payments of principal sequentially, in that order, from payments received on the group 1 mortgage loans); and

(B)

first, from the Yield Maintenance Agreement, and second, from the Available Funds Cap Reserve Fund, in that order, for distribution to the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates, any Class A Available Funds Cap Shortfall remaining unpaid for each such class on such Distribution Date; provided that payments derived from a Yield Maintenance Agreement will be used only to cover Class A Available Funds Cap Shortfalls on the related class of Class A-1, Class A-2, Class A-3, and Class A-4 Certificates and any excess there from will be distributed to Class A-X Certificates; and

(C)

with respect to all remaining available distribution amounts for all loan groups:

(1)

current interest on, and then principal of, each class of subordinate certificates, in the order of their numerical class designations beginning with the Class B-1 Certificates; and

(2)

to the Class R Certificate.

Class A Available Funds Cap Schedule* (1) (2) (3) (4)

Period	Available Funds Cap	Period	Available Funds Cap
1	11.00%	19	11.00%
2	11.00%	20	11.00%
3	11.00%	21	11.00%
4	11.00%	22	11.00%
5	11.00%	23	11.00%
6	11.00%	24	11.00%
7	11.00%	25	11.00%
8	11.00%	26	11.00%
9	11.00%	27	11.00%
10	11.00%	28	11.00%
11	11.00%	29	11.00%
12	11.00%	30	11.00%
13	11.00%	31	11.00%
14	11.00%	32	11.00%
15	11.00%	33	11.00%
16	11.00%	34	11.00%
17	11.00%	35	11.00%
18	11.00%	36	11.00%

(1)

All collateral indices set to 15.00%.  The collateral indices include one-month LIBOR, six-month LIBOR, twelve-month LIBOR, and one-year CMT.

(2)

Assumes 20% CPR, Cut-off Date of September 1, 2005, and a first Distribution Date of October 25, 2005.

(3)

The Class A Available Funds Cap Schedule has been capped at 11.00%, which is the Life Cap on the Class A Certificates.

(4)

Includes proceeds from the Yield Maintenance Agreements.

Sensitivity Analysis – To Mandatory Auction Date
CPR	10%	15%	20%	25%	30%	40%

Class A-1
Price: 100-00
Avg. Life (yrs)	2.55	2.35	2.16	1.98	1.82	1.51
Modified Duration (yrs)	2.40	2.22	2.04	1.88	1.72	1.44
Principal Window (mos.)	1-36	1-36	1-36	1-36	1-36	1-36

Class A-2
Price: 100-00
Avg. Life (yrs)	2.55	2.35	2.16	1.98	1.81	1.51
Modified Duration (yrs)	2.40	2.21	2.04	1.87	1.72	1.43
Principal Window (mos.)	1-36	1-36	1-36	1-36	1-36	1-36

Class A-3
Price: 100-00
Avg. Life (yrs)	2.54	2.34	2.16	1.98	1.81	1.51
Modified Duration (yrs)	2.39	2.21	2.04	1.87	1.72	1.43
Principal Window (mos.)	1-36	1-36	1-36	1-36	1-36	1-36

Class A-4
Price: 100-00
Avg. Life (yrs)	2.55	2.35	2.16	1.98	1.82	1.51
Modified Duration (yrs)	2.40	2.22	2.04	1.88	1.72	1.44
Principal Window (mos.)	1-36	1-36	1-36	1-36	1-36	1-36

Corridor Schedules and Strike Rates (1)

Period	Group I Schedule ($)	Group I Strike (%)	Group II Schedule ($)	Group II Strike (%)	Group III Schedule ($)	Group III Strike (%)	Group IV Schedule ($)	Group IV Strike (%)
1	149,535,000	5.936	1,022,182,000	5.866	694,337,000	5.949	785,508,000	6.057
2	147,446,999	4.828	1,007,746,149	4.676	684,485,909	4.742	774,523,493	4.827
3	145,387,049	5.009	993,506,301	4.841	674,769,017	4.909	763,687,036	4.997
4	143,354,844	4.845	979,459,804	4.676	665,184,505	4.742	752,996,636	4.827
5	141,350,007	4.868	965,604,043	4.676	655,730,578	4.742	742,450,325	4.827
6	139,372,172	5.439	951,936,436	5.207	646,405,468	5.281	732,046,163	5.376
7	137,420,966	4.891	938,454,439	4.676	637,207,427	4.742	721,782,236	4.827
8	135,496,035	5.127	925,155,541	4.842	628,134,732	4.910	711,656,654	4.997
9	133,597,026	4.958	912,037,264	4.676	619,185,686	4.742	701,667,555	4.827
10	131,723,590	5.127	899,097,164	4.842	610,358,611	4.910	691,813,101	4.997
11	129,875,374	4.956	886,332,832	4.676	601,651,853	4.742	682,091,477	4.827
12	128,052,046	4.963	873,741,888	4.676	593,063,783	4.742	672,500,896	4.827
13	126,253,270	5.141	861,321,986	4.842	584,592,789	4.910	663,039,592	4.997
14	124,478,718	4.971	849,070,813	4.676	576,237,286	4.742	653,705,824	4.827
15	122,728,063	5.151	836,986,085	4.842	567,995,707	4.910	644,497,875	4.997
16	121,000,984	4.981	825,065,550	4.676	559,866,507	4.742	635,414,050	4.827
17	119,297,162	4.996	813,306,986	4.677	551,848,162	4.742	626,452,676	4.827
18	117,616,286	5.571	801,708,201	5.208	543,939,170	5.281	617,612,106	5.376
19	115,958,045	5.009	790,267,033	4.677	536,138,047	4.742	608,890,712	4.827
20	114,322,135	5.194	778,981,349	4.842	528,443,330	4.910	600,286,888	4.997
21	112,708,254	5.020	767,849,046	4.677	520,853,577	4.742	591,799,052	4.827
22	111,116,105	5.198	756,868,046	4.842	513,367,364	4.910	583,425,641	4.997
23	109,545,396	5.021	746,036,303	4.677	505,983,287	4.742	575,165,114	4.827
24	107,995,837	5.019	735,351,796	4.677	498,699,960	4.742	567,015,951	4.827
25	106,467,142	5.194	724,812,533	4.842	491,516,018	4.910	558,976,651	4.997
26	104,959,030	5.015	714,416,547	4.677	484,430,111	4.742	551,045,735	4.827
27	103,471,224	5.202	704,161,901	4.842	477,440,910	4.910	543,221,743	4.997
28	102,003,766	5.023	694,046,680	4.677	470,547,104	4.742	535,503,235	4.827
29	100,556,062	5.021	684,068,997	4.677	463,747,398	4.742	527,888,790	4.827
30	99,127,846	5.381	674,226,990	5.019	457,040,516	5.090	520,377,006	5.180
31	97,718,856	5.015	664,518,824	4.677	450,425,199	4.743	512,966,501	4.827
32	96,328,834	5.188	654,942,686	4.842	443,900,204	4.910	505,655,911	4.997
33	94,957,524	5.014	645,496,790	4.677	437,464,306	4.743	498,443,890	4.827
34	93,604,728	5.774	636,179,371	4.842	431,116,296	4.910	491,329,110	4.997
35	92,263,396	5.736	626,988,691	4.677	424,854,982	4.743	484,310,261	4.827
36	90,940,187	5.739	617,923,034	4.677	418,679,188	4.743	477,386,051	4.827

(1)

Assumes 15% CPR on each of the four mortgage pools.

Thornburg 2005-3 Aggregate Statistical  Mortgage Loan  Summary

As of the Cut-off Date
Total Number of Loans	3,202	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$1,864,278,058.08	Yes	1.59%
Average Loan Principal Balance	$582,223.00	No	98.41%
Fixed Rate	0.0%
Adjustable Rate (including Hybrids)	100.0%	Primary Mortgage Insurance Coverage
Prepayment Penalty	12.02%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	5.445%	Yes	66.08%
Weighted Average Margin	2.237%	No	33.92%
Non-Zero Weighted Average Initial Periodic Cap	5.011%
Non-Zero Weighted Average Periodic Cap	1.917%	Primary Mortgage Insurance Coverage
Weighted Average Maximum Rate	10.569%	(First Lien Loans with Effective LTV > 80%)
Weighted Average Floor	2.240%	Yes	100.00%
Weighted Average Original Term (mo.)	360	No	0.00%
Weighted Average Remaining Term (mo.)	358
Weighted Average Loan Age (mo.)	2
Weighted Average Original LTV	68.05%
Non-Zero Weighted Average FICO	746
Non-Zero Weighted Average DTI	30.21%
Interest Only Mortgage Loans	85.63%
First Lien Mortgage Loans	100.0%

Product Type		Prepayment Penalty Term
3/27 ARM (Libor)	0.11%	None	87.98%
5/25 ARM (Libor)	3.35%	4 – 12	2.37%
7/23 ARM (Libor)	3.59%	24	0.24%
10/20 ARM (Libor)	1.59%	25 - 36	3.84%
1 Month Libor ARM	0.60%	48	0.47%
6 Month Libor ARM	0.15%	60	5.09%
1 Year ARM (LIBOR and CMT)	0.23%	61	0.01%
3/1 ARM (LIBOR and CMT)	4.39%
5/1 ARM (LIBOR and CMT)	39.70%	Geographic Distribution
7/1 ARM (LIBOR and CMT)	28.89%	(Other states account individually for less than
10/1 ARM (LIBOR and CMT)	17.39%	5% of the Cut-off Date principal balance)
		CA	37.02%
Loan Purpose		NY	10.77%
Purchase	58.24%	FL	6.99%
Cash Out Refinance	23.70%
Rate/Term Refinance	18.05%	Occupancy Status
Construction Permanent	0.01%	Primary Home	82.33%
		Second Home	10.57%
Servicers		Investment	7.09%
Thornburg Mortgage Home Loans, Inc.*	32.59%
JPMorgan Chase Bank	31.99%	Loan Documentation
Wells Fargo Bank, N.A.	10.46%	Full	93.43%
First Republic Bank	8.93%	Stated	6.14%
Countrywide Home Loan	8.54%	No Ratio	0.29%
PHH Mortgage Corporation	6.63%	Limited	0.14%
Colonial National Mortgage	0.85%

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Aggregate Statistical  Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.01 - 50,000.00	2	80,400.00	0.00
50,000.01 - 100,000.00	59	5,071,097.19	0.27
100,000.01 - 150,000.00	191	24,674,928.32	1.32
150,000.01 - 200,000.00	213	37,344,881.38	2.00
200,000.01 - 250,000.00	193	43,743,294.18	2.35
250,000.01 - 300,000.00	124	34,417,819.99	1.85
300,000.01 - 350,000.00	112	36,722,706.77	1.97
350,000.01 - 400,000.00	291	110,711,927.89	5.94
400,000.01 - 450,000.00	332	142,128,820.29	7.62
450,000.01 - 500,000.00	320	153,023,841.58	8.21
500,000.01 - 550,000.00	202	106,082,124.57	5.69
550,000.01 - 600,000.00	190	110,280,910.45	5.92
600,000.01 - 650,000.00	160	101,672,563.44	5.45
650,000.01 - 700,000.00	90	60,967,236.02	3.27
700,000.01 - 750,000.00	70	51,287,277.65	2.75
750,000.01 - 800,000.00	79	61,771,487.67	3.31
800,000.01 - 850,000.00	37	30,551,241.57	1.64
850,000.01 - 900,000.00	51	44,947,016.78	2.41
900,000.01 - 950,000.00	35	32,458,819.58	1.74
950,000.01 - 1,000,000.00	94	93,144,299.50	5.00
1,000,000.01 >=	357	583,195,363.26	31.28
Total:	3,202	1,864,278,058.08	100.00

Minimum:

$30,400.00

Maximum:

$9,000,000.00

Average:

$582,223.00

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
2.501 - 3.000	2	1,119,400.00	0.06
3.001 - 3.500	3	1,142,633.75	0.06
3.501 - 4.000	4	1,964,913.07	0.11
4.001 - 4.500	23	13,169,562.92	0.71
4.501 - 5.000	310	217,900,294.90	11.69
5.001 - 5.500	1,534	956,878,881.85	51.33
5.501 - 6.000	1,180	614,486,642.71	32.96
6.001 - 6.500	123	49,894,676.11	2.68
6.501 - 7.000	16	6,353,179.29	0.34
7.001 - 7.500	5	890,134.99	0.05
7.501 - 8.000	2	477,738.49	0.03
Total:	3,202	1,864,278,058.08	100.00

Minimum:

3.000%

Maximum:

7.875%

Weighted Average:

5.445%

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 - 360	3,199	1,860,882,058.08	99.82
361 >=	3	3,396,000.00	0.18
Total:	3,202	1,864,278,058.08	100.00
Minimum: 339 Maximum: 480 Weighted Average: 360
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 – 360	3,199	1,860,882,058.08	99.82
361 >=	3	3,396,000.00	0.18
Total:	3,202	1,864,278,058.08	100.00
Minimum: 305 Maximum: 479 Weighted Average: 358

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
10.01 - 20.00	23	10,360,002.94	0.56
20.01 - 30.00	37	25,668,823.72	1.38
30.01 - 40.00	101	69,744,986.88	3.74
40.01 - 50.00	156	130,505,378.16	7.00
50.01 - 60.00	266	237,887,624.53	12.76
60.01 - 70.00	586	451,503,474.13	24.22
70.01 - 80.00	1,901	893,640,502.81	47.93
80.01 - 90.00	60	20,715,600.49	1.11
90.01 - 100.00	72	24,251,664.42	1.30
Total:	3,202	1,864,278,058.08	100.00
Minimum: 11.16% Maximum: 100.00% Non-Zero WA: 68.05%
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 0	13	7,262,166.00	0.39
551 - 600	1	460,000.00	0.02
601 - 650	17	14,307,927.49	0.77
651 - 700	468	266,776,445.09	14.31
701 - 750	1,159	649,765,506.15	34.85
751 - 800	1,380	834,167,537.83	44.74
801 - 850	164	91,538,475.52	4.91
Total:	3,202	1,864,278,058.08	100.00

Non-Zero Minimum:

587

Maximum:

843

Non-Zero WA:

746

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Purchase	1,979	1,085,724,689.57	58.24
Cash Out Refinance	736	441,770,516.08	23.70
Rate/Term Refinance	486	336,536,504.70	18.05
Construction Permanent	1	246,347.73	0.01
Total:	3,202	1,864,278,058.08	100.00
Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Single Family	1,829	1,153,424,076.67	61.87
PUD	717	371,959,698.99	19.95
Condo	488	229,867,439.56	12.33
CO-OP	90	65,366,759.92	3.51
2-4 Family	78	43,660,082.94	2.34
Total:	3,202	1,864,278,058.08	100.00

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
California	961	690,143,882.06	37.02
New York	240	200,756,250.46	10.77
Florida	286	130,254,286.61	6.99
Virginia	184	87,127,715.84	4.67
New Jersey	143	77,240,950.32	4.14
Connecticut	68	72,776,574.16	3.9
Colorado	119	68,119,054.38	3.65
Georgia	124	51,529,083.16	2.76
Arizona	124	47,979,505.50	2.57
Maryland	101	44,258,972.14	2.37
Massachusetts	64	43,385,531.22	2.33
South Carolina	86	43,341,735.67	2.32
Illinois	79	40,206,796.72	2.16
Washington	80	33,463,198.00	1.79
North Carolina	69	30,875,954.36	1.66
Pennsylvania	58	29,769,931.22	1.6
Texas	49	22,081,349.57	1.18
Utah	31	18,266,569.41	0.98
Minnesota	42	16,517,557.77	0.89
Nevada	42	14,883,064.53	0.8
Oregon	31	13,244,356.11	0.71
New Mexico	32	12,041,368.56	0.65
District Of Columbia	20	8,805,709.65	0.47
Hawaii	12	8,755,886.44	0.47
Michigan	19	8,394,531.47	0.45
Tennessee	18	7,103,940.72	0.38
Wisconsin	11	5,506,010.81	0.3
Ohio	18	5,124,870.11	0.27
Delaware	7	4,139,500.00	0.22
Alabama	12	3,569,307.17	0.19
Other	72	24,614,613.94	1.32
Total:	3,202	1,864,278,058.08	100.00

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Prepayment Penalty Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	2,869	1,640,221,513.75	87.98
4	1	800,000.00	0.04
6	3	2,491,632.50	0.13
7	5	1,827,006.18	0.10
12	66	39,064,138.66	2.10
24	13	4,520,433.47	0.24
27	1	1,797,999.99	0.10
36	128	69,708,539.14	3.74
48	6	8,776,781.60	0.47
60	109	94,846,012.79	5.09
61	1	224,000.00	0.01
Total:	3,202	1,864,278,058.08	100.00

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Full	3,000	1,729,698,014.56	92.78
Stated	182	126,523,376.53	6.79
No Ratio	10	5,478,626.77	0.29
Limited	10	2,578,040.22	0.14
Total:	3,202	1,864,278,058.08	100.00

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 1.000	4	1,820,475.68	0.10
1.001 - 1.500	3	922,713.64	0.05
1.501 - 2.000	1,149	625,309,314.02	33.54
2.001 - 2.500	1,593	1,004,545,455.18	53.88
2.501 - 3.000	396	215,506,762.79	11.56
3.001 - 3.500	48	13,762,064.07	0.74
3.501 - 4.000	6	1,487,704.70	0.08
4.501 - 5.000	1	151,068.00	0.01
5.501 - 6.000	2	772,500.00	0.04
Total:	3,202	1,864,278,058.08	100.00

Non-Zero Minimum:

1.000%

Maximum:

5.550%

Non-Zero WA:

2.237%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	16	11,100,453.58	0.60
1.000	4	2,770,500.00	0.15
2.000	44	12,568,189.43	0.67
3.000	50	14,957,727.25	0.80
4.000	134	77,672,765.29	4.17
5.000	2,759	1,569,210,789.11	84.17
6.000	195	175,997,633.42	9.44
Total:	3,202	1,864,278,058.08	100.00

Non-Zero Minimum:

1.000%

Maximum:

6.000%

Non-Zero WA:

5.011%

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	16	11,100,453.58	0.60
1.000	324	152,901,201.55	8.20
2.000	2,862	1,700,276,402.95	91.20
Total:	3,202	1,864,278,058.08	100.00

Non-Zero Minimum:

1.000%

Maximum:

2.000%

Non-Zero WA:

1.917%

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
8.001 - 8.500	1	355,339.73	0.02
8.501 - 9.000	2	815,413.07	0.04
9.001 - 9.500	17	11,364,852.70	0.61
9.501 - 10.000	246	165,099,568.72	8.86
10.001 - 10.500	1,389	830,841,822.54	44.57
10.501 - 11.000	1,212	652,592,084.84	35.01
11.001 - 11.500	234	161,972,784.82	8.69
11.501 - 12.000	57	31,371,320.36	1.68
12.001 - 12.500	25	5,083,873.53	0.27
12.501 - 13.000	10	1,763,862.78	0.09
13.001 - 13.500	5	890,134.99	0.05
13.501 - 14.000	1	98,000.00	0.01
16.001 - 16.500	1	344,000.00	0.02
16.501 - 17.000	2	1,685,000.00	0.09
Total:	3,202	1,864,278,058.08	100.00

Minimum:

8.500%

Maximum:

16.875%

Non-Zero WA:

10.569%

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.501 - 1.000	4	1,820,475.68	0.10
1.001 - 1.500	2	838,700.00	0.04
1.501 - 2.000	1,145	622,521,914.02	33.39
2.001 - 2.500	1,591	1,002,127,455.18	53.75
2.501 - 3.000	402	219,696,176.43	11.78
3.001 - 3.500	49	14,862,064.07	0.80
3.501 - 4.000	6	1,487,704.70	0.08
4.501 - 5.000	1	151,068.00	0.01
5.501 - 6.000	2	772,500.00	0.04
Total:	3,202	1,864,278,058.08	100.00

Minimum:

1.000%

Maximum:

5.550%

Weighted Average:

2.240%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Servicers
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Thornburg Mortgage Home Loans, Inc.*	1,043	607,538,924.25	32.59
JPMorgan Chase Bank	896	596,445,947.86	31.99
Wells Fargo Bank, N.A.	339	195,081,672.28	10.46
First Republic Bank	165	166,470,098.91	8.93
Countrywide Home Loan	441	159,144,319.02	8.54
PHH Mortgage Corporation	283	123,661,198.52	6.63
Colonial National Mortgage	35	15,935,897.24	0.85
Total:	3,202	1,864,278,058.08	100.00

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Aggregate Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
1 – 6	23	15,534,247.60	0.83
7 – 18	7	2,665,619.81	0.14
19 – 24	2	700,913.07	0.04
25 – 30	2	564,992.08	0.03
31 – 36	139	82,622,273.64	4.43
43 – 48	3	3,467,131.38	0.19
49 – 54	16	5,505,256.64	0.30
55 – 60	1,514	795,070,887.41	42.65
61 – 66	2	802,217.12	0.04
67 – 72	3	3,539,839.86	0.19
73 – 78	2	910,040.37	0.05
79 – 84	1,016	599,075,757.75	32.13
103 – 108	1	645,956.03	0.03
109 – 114	6	1,855,215.30	0.10
115 – 120	466	351,317,710.02	18.84
Total:	3,202	1,864,278,058.08	100.00

Thornburg 2005-3 Group I Statistical Mortgage Loan Summary

As of the Cut-off Date
Total Number of Loans	173	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$ 102,088,046.20	Yes	1.23%
Average Loan Principal Balance	$590,104,.31	No	98.77%
Fixed Rate	0.0%
Adjustable Rate (including Hybrids)	100.0%	Primary Mortgage Insurance Coverage
Prepayment Penalty	6.17%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	5.431%	Yes	89.02%
Weighted Average Margin	2.012%	No	10.98%
Non-Zero Weighted Average Initial Periodic Cap	3.918%
Non-Zero Weighted Average Periodic Cap	1.947%	Primary Mortgage Insurance Coverage
Weighted Average Maximum Rate	10.784%	(First Lien Loans with Effective LTV > 80%)
Weighted Average Floor	2.050%	Yes	100.00%
Weighted Average Original Term (mo.)	362	No	0.00%
Weighted Average Remaining Term (mo.)	357
Weighted Average Loan Age (mo.)	5
Weighted Average Original LTV	68.24%
Non-Zero Weighted Average FICO	751
Non-Zero Weighted Average DTI	31.55%
Interest Only Mortgage Loans	98.69%
First Lien Mortgage Loans	100.0%

Product Type		Prepayment Penalty Term
3/27 ARM (LIBOR)	2.03%	None	93.83%
1 Month ARM (LIBOR)	10.87%	4 – 12	3.71%
6 Month ARM (LIBOR)	2.71%	24	0.25%
1 Year ARM (LIBOR and CMT)	4.24%	36	2.21%
3/1 ARM (LIBOR and CMT)	80.14%

		Geographic Distribution
		(Other states account individually for less than
		5% of the Cut-off Date principal balance)
		CA	21.58%
		FL	15.62%
		CO	9.53%
Loan Purpose		CT	9.39%
Purchase	57.76%	GA	6.98%
Cash Out Refinance	23.96%	VA	5.48%
Rate/Term Refinance	18.27%
		Occupancy Status
Servicers		Primary Home	64.82%
Thornburg Mortgage Home Loans, Inc.*	92.79%	Investment	26.40%
First Republic Bank	4.81%	Second Home	8.78%
Colonial National Mortgage	2.40%
		Loan Documentation
		Full	85.20%
		Stated	14.22%
		No Ratio	0.58%

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group I  Statistical Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
50,000.01 - 100,000.00	4	351,513.64	0.34
100,000.01 - 150,000.00	11	1,464,211.07	1.43
150,000.01 - 200,000.00	17	2,959,963.15	2.90
200,000.01 - 250,000.00	15	3,422,873.13	3.35
250,000.01 - 300,000.00	15	4,157,267.08	4.07
300,000.01 - 350,000.00	14	4,531,247.53	4.44
350,000.01 - 400,000.00	14	5,181,072.70	5.08
400,000.01 - 450,000.00	12	5,184,207.12	5.08
450,000.01 - 500,000.00	13	6,280,621.61	6.15
500,000.01 - 550,000.00	10	5,151,733.75	5.05
550,000.01 - 600,000.00	7	4,048,800.00	3.97
600,000.01 - 650,000.00	3	1,898,425.00	1.86
650,000.01 - 700,000.00	5	3,425,900.00	3.36
700,000.01 - 750,000.00	3	2,212,500.00	2.17
750,000.01 - 800,000.00	4	3,150,000.00	3.09
800,000.01 - 850,000.00	2	1,639,350.00	1.61
850,000.01 - 900,000.00	1	876,000.00	0.86
900,000.01 - 950,000.00	2	1,855,000.00	1.82
1,000,000.01 >=	21	44,297,360.42	43.39
Total:	173	102,088,046.20	100.00

Minimum:

     $80,000.00

Maximum:

$9,000,000.00

Average:

   $590,104.31

Group I  Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
2.501 - 3.000	2	1,119,400.00	1.10
3.001 - 3.500	2	787,294.02	0.77
3.501 - 4.000	3	1,576,913.07	1.54
4.001 - 4.500	3	1,096,275.68	1.07
4.501 - 5.000	21	10,962,148.18	10.74
5.001 - 5.500	64	45,050,064.21	44.13
5.501 - 6.000	76	40,085,601.04	39.27
6.001 - 6.500	2	1,410,350.00	1.38
Total:	173	102,088,046.20	100.00

Minimum:

3.000%

Maximum:

6.250%

Weighted Average:

5.431%

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 - 360	172	100,616,046.20	98.56
361 >=	1	1,472,000.00	1.44
Total:	173	102,088,046.20	100.00
Minimum: 360 Maximum: 480 Weighted Average: 362
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 - 360	172	100,616,046.20	98.56
361 >=	1	1,472,000.00	1.44
Total:	173	102,088,046.20	100.00
Minimum: 308 Maximum: 479 Weighted Average: 357

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
10.01 - 20.00	1	80,000.00	0.08
20.01 - 30.00	2	1,048,999.86	1.03
30.01 - 40.00	3	1,060,013.64	1.04
40.01 - 50.00	4	3,019,099.94	2.96
50.01 - 60.00	13	25,729,410.42	25.20
60.01 - 70.00	28	21,823,289.68	21.38
70.01 - 80.00	116	47,915,882.66	46.94
80.01 - 90.00	4	876,350.00	0.86
90.01 - 100.00	2	535,000.00	0.52
Total:	173	102,088,046.20	100.00
Minimum: 15.78% Maximum: 100.00% Non-Zero WA: 68.24%
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
601 - 650	2	1,880,000.00	1.84
651 - 700	22	14,259,267.51	13.97
701 - 750	50	24,439,669.96	23.94
751 - 800	92	58,604,121.51	57.41
801 - 850	7	2,904,987.22	2.85
Total:	173	102,088,046.20	100.00

Non-Zero Minimum:

615

Maximum:

816

Non-Zero WA:

751

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Purchase	127	58,966,821.13	57.76
Cash Out Refinance	27	24,464,991.16	23.96
Rate/Term Refinance	19	18,656,233.91	18.27
Total:	173	102,088,046.20	100.00

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Single Family	77	57,793,993.80	56.61
PUD	49	25,698,056.55	25.17
Condo	37	11,237,645.85	11.01
2-4 Family	10	7,358,350.00	7.21
Total:	173	102,088,046.20	100.00

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
California	30	22,034,571.61	21.58
Florida	37	15,943,457.88	15.62
Colorado	7	9,730,510.42	9.53
Connecticut	2	9,586,700.00	9.39
Georgia	14	7,129,941.69	6.98
Virginia	14	5,596,987.53	5.48
Arizona	11	4,462,525.00	4.37
New Jersey	7	4,261,089.94	4.17
Illinois	6	3,733,894.19	3.66
New York	5	3,551,822.70	3.48
Pennsylvania	6	2,800,350.00	2.74
South Carolina	7	2,443,788.50	2.39
Maryland	5	2,134,400.00	2.09
New Mexico	4	1,985,488.75	1.94
Washington	5	1,859,500.00	1.82
North Carolina	5	1,806,725.99	1.77
Texas	1	800,000.00	0.78
Nevada	2	594,550.00	0.58
Minnesota	2	553,600.00	0.54
Oregon	1	506,250.00	0.5
District Of Columbia	1	326,000.00	0.32
West Virginia	1	245,892.00	0.24
Total:	173	102,088,046.20	100.00

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Prepayment Penalty Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	162	95,786,759.90	93.83
4	1	800,000.00	0.78
12	6	2,988,213.60	2.93
24	1	255,000.00	0.25
36	3	2,258,072.70	2.21
Total:	173	102,088,046.20	100.00

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Full	149	86,979,281.20	85.20
Stated	22	14,515,125.00	14.22
No Ratio	2	593,640.00	0.58
Total:	173	102,088,046.20	100.00

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 1.000	1	222,075.68	0.22
1.001 - 1.500	3	922,713.64	0.90
1.501 - 2.000	140	71,908,674.50	70.44
2.001 - 2.500	25	26,661,669.02	26.12
2.501 - 3.000	4	2,372,913.36	2.32
Total:	173	102,088,046.20	100.00
Minimum: 1.000% Maximum: 2.750% Non-Zero WA: 2.012%
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	16	11,100,453.58	10.87
1.000	4	2,770,500.00	2.71
2.000	12	4,950,663.97	4.85
4.000	134	77,672,765.29	76.08
5.000	1	449,999.86	0.44
6.000	6	5,143,663.50	5.04
Total:	173	102,088,046.20	100.00

Non-Zero Minimum:

1.000%

Maximum:

6.000%

Non-Zero WA:

3.918%

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	16	11,100,453.58	10.87
1.000	9	4,842,300.00	4.74
2.000	148	86,145,292.62	84.38
Total:	173	102,088,046.20	100.00

Non-Zero Minimum:

 1.000%

Maximum:

 2.000%

Non-Zero WA:

 1.947%

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
8.501 - 9.000	1	427,413.07	0.42
9.501 - 10.000	8	3,142,012.08	3.08
10.001 - 10.500	52	35,809,639.10	35.08
10.501 - 11.000	105	58,726,468.45	57.53
11.001 - 11.500	3	1,447,263.50	1.42
11.501 - 12.000	1	506,250.00	0.50
16.001 - 16.500	1	344,000.00	0.34
16.501 - 17.000	2	1,685,000.00	1.65
Total:	173	102,088,046.20	100.00

Minimum:

  8.625%

Maximum:

16.875%

Non-Zero WA:

10.784%

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.501 - 1.000	1	222,075.68	0.22
1.001 - 1.500	2	838,700.00	0.82
1.501 - 2.000	137	69,549,274.50	68.13
2.001 - 2.500	24	25,343,669.02	24.83
2.501 - 3.000	9	6,134,327.00	6.01
Total:	173	102,088,046.20	100.00

Minimum:

1.000%

Maximum:

3.000%

Non-Zero Weighted Average:

2.050%

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Servicers
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Thornburg Mortgage Home Loans, Inc.*	164	94,732,296.20	92.79
First Republic Bank	5	4,905,750.00	4.81
Colonial National Mortgage	4	2,450,000.00	2.40
Total:	173	102,088,046.20	100.00

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group I Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
1 – 6	23	15,534,247.60	15.22
7 – 12	7	2,665,619.81	2.61
19 – 24	2	700,913.07	0.69
25 – 30	2	564,992.08	0.55
31 – 36	139	82,622,273.64	80.93
Total:	173	102,088,046.20	100.00

Thornburg 2005-3 Group II Statistical Mortgage Loan Summary

As of the Cut-off Date
Total Number of Loans	1,532	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$ 802,693,275.43	Yes	2.80%
Average Loan Principal Balance	$ 523,951.22	No	97.20%
Fixed Rate	0.0%
Adjustable Rate (including Hybrids)	100.0%	Primary Mortgage Insurance Coverage
Prepayment Penalty	11.64%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	5.389%	Yes	98.97%
Weighted Average Margin	2.231%	No	1.03%
Non-Zero Weighted Average Initial Periodic Cap	4.998%
Non-Zero Weighted Average Periodic Cap	1.936%	Primary Mortgage Insurance Coverage
Weighted Average Maximum Rate	10.469%	(First Lien Loans with Effective LTV > 80%)
Weighted Average Floor	2.231%	Yes	100.00%
Weighted Average Original Term (mo.)	360	No	0.00%
Weighted Average Remaining Term (mo.)	358
Weighted Average Loan Age (mo.)	2
Weighted Average Original LTV	69.71%
Non-Zero Weighted Average FICO	739
Non-Zero Weighted Average DTI	28.77%
Interest Only Mortgage Loans	84.51%
First Lien Mortgage Loans	100.0%

Product Type		Prepayment Penalty Term
5/25 ARM (LIBOR)	7.79%	None	88.36%
5/1 ARM (LIBOR and CMT)	92.21%	6 – 12	4.05%
		24	0.52%
		27 – 36	4.94%
		48	1.09%
		60	1.04%

		Geographic Distribution
		(Other states account individually for less than
		5% of the Cut-off Date principal balance)
		CA	42.21%
		NY	8.92%
Loan Purpose		FL	8.41%
Purchase	58.07%
Cash Out Refinance	24.31%
Rate/Term Refinance	17.62%	Occupancy Status
		Primary Home	82.20%
Servicers		Second Home	10.85%
JPMorgan Chase Bank	45.91%	Investment	6.95%
Thornburg Mortgage Home Loans, Inc.*	24.64%
Countrywide Home loans	19.83%	Loan Documentation
PHH Mortgage Corporation	4.60%	Full	96.75%
First Republic Bank	3.96%	Stated	2.99%
Colonial National Mortgage	1.06%	No Ratio	0.15%
		Limited	0.11%

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group II Statistical Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.01 - 50,000.00	1	50,000.00	0.01
50,000.01 - 100,000.00	32	2,719,441.26	0.34
100,000.01 - 150,000.00	113	14,605,296.55	1.82
150,000.01 - 200,000.00	127	22,077,986.29	2.75
200,000.01 - 250,000.00	108	24,310,187.18	3.03
250,000.01 - 300,000.00	68	18,930,914.68	2.36
300,000.01 - 350,000.00	60	19,674,028.73	2.45
350,000.01 - 400,000.00	147	55,807,045.20	6.95
400,000.01 - 450,000.00	168	71,879,367.96	8.95
450,000.01 - 500,000.00	146	69,652,784.52	8.68
500,000.01 - 550,000.00	94	49,491,027.70	6.17
550,000.01 - 600,000.00	83	48,214,403.14	6.01
600,000.01 - 650,000.00	67	42,639,113.49	5.31
650,000.01 - 700,000.00	41	27,792,372.77	3.46
700,000.01 - 750,000.00	21	15,310,727.24	1.91
750,000.01 - 800,000.00	26	20,290,422.54	2.53
800,000.01 - 850,000.00	15	12,398,782.18	1.54
850,000.01 - 900,000.00	24	21,104,913.18	2.63
900,000.01 - 950,000.00	12	11,132,024.55	1.39
950,000.01 - 1,000,000.00	37	36,660,296.00	4.57
1,000,000.01 >=	142	217,952,140.27	27.15
Total:	1,532	802,693,275.43	100.00

Minimum:

    $50,000.00

Maximum:

   $4,975,000.00

Average:

      $523,951.22

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
3.001 - 3.500	1	355,339.73	0.04
4.001 - 4.500	13	8,244,437.69	1.03
4.501 - 5.000	198	143,144,701.57	17.83
5.001 - 5.500	742	413,786,411.71	51.55
5.501 - 6.000	472	207,842,484.91	25.89
6.001 - 6.500	83	21,598,847.05	2.69
6.501 - 7.000	16	6,353,179.29	0.79
7.001 - 7.500	5	890,134.99	0.11
7.501 - 8.000	2	477,738.49	0.06
Total:	1,532	802,693,275.43	100.00

Minimum:

3.500%

Maximum:

7.875%

Weighted Average:

5.389%

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 - 360	1,530	800,769,275.43	99.76
361 >=	2	1,924,000.00	0.24
Total:	1,532	802,693,275.43	100.00
Minimum: 339 Maximum: 480 Weighted Average: 360
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 - 360	1,530	800,769,275.43	99.76
361 >=	2	1,924,000.00	0.24
Total:	1,532	802,693,275.43	100.00
Minimum: 305 Maximum: 478 Weighted Average: 358

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
10.01 - 20.00	6	2,985,254.76	0.37
20.01 - 30.00	10	8,372,853.00	1.04
30.01 - 40.00	36	27,743,461.69	3.46
40.01 - 50.00	52	47,244,836.55	5.89
50.01 - 60.00	95	71,152,814.95	8.86
60.01 - 70.00	261	196,193,449.63	24.44
70.01 - 80.00	983	426,293,717.49	53.11
80.01 - 90.00	43	13,727,663.41	1.71
90.01 - 100.00	46	8,979,223.95	1.12
Total:	1,532	802,693,275.43	100.00
Minimum: 11.76% Maximum: 100.00% Non-Zero WA: 69.71%
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 0	6	3,098,131.96	0.39
551 - 600	1	460,000.00	0.06
601 - 650	6	4,073,750.00	0.51
651 - 700	249	133,635,366.38	16.65
701 - 750	638	328,777,304.73	40.96
751 - 800	592	314,502,209.18	39.18
801 - 850	40	18,146,513.18	2.26
Total:	1,532	802,693,275.43	100.00

Non-Zero Minimum:

587

Maximum:

843

Non-Zero WA:

739

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Purchase	970	466,152,100.13	58.07
Cash Out Refinance	352	195,102,575.53	24.31
Rate/Term Refinance	210	141,438,599.77	17.62
Total:	1,532	802,693,275.43	100.00

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Single Family	798	449,255,369.75	55.97
PUD	396	192,181,018.70	23.94
Condo	278	123,024,370.48	15.33
CO-OP	28	21,834,636.72	2.72
2-4 Family	32	16,397,879.78	2.04
Total:	1,532	802,693,275.43	100.00

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
California	532	338,806,980.19	42.21
New York	76	71,614,131.73	8.92
Florida	157	67,504,950.49	8.41
Virginia	77	38,279,392.60	4.77
Arizona	75	27,285,964.51	3.40
Colorado	54	25,131,399.85	3.13
Connecticut	33	24,666,793.49	3.07
New Jersey	50	23,254,678.78	2.90
Massachusetts	34	22,844,955.18	2.85
Maryland	51	19,303,796.23	2.40
Georgia	58	17,375,878.96	2.16
South Carolina	39	16,656,029.94	2.08
Illinois	32	13,003,222.35	1.62
North Carolina	25	10,544,952.94	1.31
Washington	26	9,196,338.50	1.15
Nevada	27	8,779,422.87	1.09
Texas	20	8,353,397.88	1.04
Utah	15	8,188,799.58	1.02
New Mexico	14	5,786,906.81	0.72
Pennsylvania	11	5,247,856.86	0.65
Minnesota	18	5,201,204.44	0.65
Hawaii	7	4,179,494.44	0.52
Tennessee	11	3,601,940.72	0.45
Oregon	13	2,912,878.43	0.36
Wyoming	1	2,582,364.48	0.32
District Of Columbia	7	2,580,600.00	0.32
Michigan	7	2,403,277.78	0.30
Ohio	8	2,258,100.00	0.28
Wisconsin	4	1,854,590.81	0.23
Delaware	4	1,831,000.00	0.23
Other	46	11,461,974.59	1.43
Total:	1,532	802,693,275.43	100.00

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Prepayment Penalty Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	1,333	709,251,680.59	88.36
6	3	2,491,632.50	0.31
7	5	1,827,006.18	0.23
12	55	28,199,472.56	3.51
24	11	4,167,933.47	0.52
27	1	1,797,999.99	0.22
36	97	37,837,216.44	4.71
48	6	8,776,781.60	1.09
60	21	8,343,552.10	1.04
Total:	1,532	802,693,275.43	100.00

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Full	1,497	776,568,806.93	96.75
Stated	29	24,028,373.68	2.99
No Ratio	2	1,224,000.00	0.15
Limited	4	872,094.82	0.11
Total:	1,532	802,693,275.43	100.00

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 1.000	1	580,000.00	0.07
1.501 - 2.000	398	195,912,645.68	24.41
2.001 - 2.500	1,026	573,225,746.44	71.41
2.501 - 3.000	51	16,993,516.54	2.12
3.001 - 3.500	48	13,762,064.07	1.71
3.501 - 4.000	5	1,295,734.70	0.16
4.501 - 5.000	1	151,068.00	0.02
5.501 - 6.000	2	772,500.00	0.10
Total:	1,532	802,693,275.43	100.00

Minimum:

1.000%

Maximum:

5.550%

Non-Zero WA:

2.231%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
2.000	26	4,821,375.14	0.60
3.000	50	14,957,727.25	1.86
5.000	1,397	740,353,613.44	92.23
6.000	59	42,560,559.60	5.30
Total:	1,532	802,693,275.43	100.00

Non-Zero Minimum:

2.000%

Maximum:

6.000%

Non-Zero WA:

4.998%

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
1.000	140	51,457,427.90	6.41
2.000	1,392	751,235,847.53	93.59
Total:	1,532	802,693,275.43	100.00

Non-Zero Minimum:

 1.000%

Maximum:

 2.000%

Non-Zero WA:

 1.936%

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
8.001 - 8.500	1	355,339.73	0.04
9.001 - 9.500	10	7,536,003.15	0.94
9.501 - 10.000	168	114,986,661.49	14.33
10.001 - 10.500	706	395,684,642.15	49.29
10.501 - 11.000	475	227,506,955.63	28.34
11.001 - 11.500	96	34,945,177.62	4.35
11.501 - 12.000	35	13,842,624.36	1.72
12.001 - 12.500	25	5,083,873.53	0.63
12.501 - 13.000	10	1,763,862.78	0.22
13.001 - 13.500	5	890,134.99	0.11
13.501 - 14.000	1	98,000.00	0.01
Total:	1,532	802,693,275.43	100.00

Minimum:

  8.500%

Maximum:

13.875%

Non-Zero WA:

10.469%

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.501 - 1.000	1	580,000.00	0.07
1.501 - 2.000	397	195,484,645.68	24.35
2.001 - 2.500	1,026	573,225,746.44	71.41
2.501 - 3.000	52	17,421,516.54	2.17
3.001 - 3.500	48	13,762,064.07	1.71
3.501 - 4.000	5	1,295,734.70	0.16
4.501 - 5.000	1	151,068.00	0.02
5.501 - 6.000	2	772,500.00	0.10
Total:	1,532	802,693,275.43	100.00

Minimum:

1.000%

Maximum:

5.550%

Weighted Average:

2.231%

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Servicers
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
JPMorgan Chase Bank	559	368,533,713.40	45.91
Thornburg Mortgage Home Loans, Inc.*	391	197,773,927.86	24.64
Countrywide Home Loans	441	159,144,319.02	19.83
PHH Mortgage Corporation	93	36,951,729.32	4.60
First Republic Bank	27	31,820,638.59	3.96
Colonial National Mortgage	21	8,468,947.24	1.06
Total:	1,532	802,693,275.43	100.00

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group II Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
43 – 48	3	3,467,131.38	0.43
49 – 54	16	5,505,256.64	0.69
55 – 60	1,513	793,720,887.41	98.88
Total:	1,532	802,693,275.43	100.00

Thornburg 2005-3 Group III Statistical Mortgage Loan Summary

As of the Cut-off Date
Total Number of Loans	1,024	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$ 605,677,855.10	Yes	0.69%
Average Loan Principal Balance	$ 591,482.28	No	99.31%
Fixed Rate	0.0%
Adjustable Rate (including Hybrids)	100.0%	Primary Mortgage Insurance Coverage
Prepayment Penalty	2.42%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	5.459%	Yes	29.52%
Weighted Average Margin	2.363%	No	70.48%
Non-Zero Weighted Average Initial Periodic Cap	5.004%
Non-Zero Weighted Average Periodic Cap	1.889%	Primary Mortgage Insurance Coverage
Weighted Average Maximum Rate	10.480%	(First Lien Loans with Efffective LTV > 80%)
Weighted Average Floor	2.363%	Yes	100.00%
Weighted Average Original Term (mo.)	360	No	0.00%
Weighted Average Remaining Term (mo.)	358
Weighted Average Loan Age (mo.)	2
Weighted Average Original LTV	68.97%
Non-Zero Weighted Average FICO	749
Non-Zero Weighted Average DTI	32.70%
Interest Only Mortgage Loans	78.49%
First Lien Mortgage Loans	100%

Product Type		Prepayment Penalty Term
7/23 ARM (LIBOR)	11.06%	None	97.58%
7/1 ARM (LIBOR and CMT)	88.94%	12	0.28%
		36	0.89%
		60	1.25%

		Geographic Distribution
		(Other states account individually for less than
		5% of the Cut-off Date principal balance)
		CA	27.41%
		NY	13.63%
		NJ	6.22%
Loan Purpose		VA	5.85%
Purchase	61.05%	FL	5.77%
Cash Out Refinance	20.71%
Rate/Term Refinance	18.20%	Occupancy Status
Construction Permanent	0.04%	Primary Home	88.16%
		Second Home	9.02%
Servicers		Investment	2.81%
JPMorgan Chase Bank	37.63%
Wells Fargo Bank, N.A.	32.21%	Loan Documentation
PHH Mortgage Corporation	14.32%	Full	90.07%
Thornburg Mortgage Home Loans, Inc.*	14.06%	Stated	9.19%
First Republic Bank	1.76%	No Ratio	0.46%
Colonial National Mortgage	0.03%	Limited	0.28%

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group III Statistical Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.01 - 50,000.00	1	30,400.00	0.01
50,000.01 - 100,000.00	8	665,292.29	0.11
100,000.01 - 150,000.00	39	5,027,674.60	0.83
150,000.01 - 200,000.00	40	7,128,059.30	1.18
200,000.01 - 250,000.00	36	8,167,220.70	1.35
250,000.01 - 300,000.00	23	6,363,355.15	1.05
300,000.01 - 350,000.00	23	7,511,630.51	1.24
350,000.01 - 400,000.00	104	39,816,963.87	6.57
400,000.01 - 450,000.00	130	55,583,605.21	9.18
450,000.01 - 500,000.00	126	60,220,346.45	9.94
500,000.01 - 550,000.00	86	45,114,863.12	7.45
550,000.01 - 600,000.00	82	47,442,454.81	7.83
600,000.01 - 650,000.00	69	43,741,668.92	7.22
650,000.01 - 700,000.00	29	19,600,463.62	3.24
700,000.01 - 750,000.00	28	20,603,709.45	3.40
750,000.01 - 800,000.00	32	25,096,895.13	4.14
800,000.01 - 850,000.00	11	9,071,359.39	1.50
850,000.01 - 900,000.00	19	16,805,853.60	2.77
900,000.01 - 950,000.00	14	12,970,934.03	2.14
950,000.01 - 1,000,000.00	35	34,685,804.76	5.73
1,000,000.01 >=	89	140,029,300.19	23.12
Total:	1,024	605,677,855.10	100.00

Minimum:

    $30,400.00

Maximum:

   $3,600,000.00

Average:

      $591,482.28

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
3.501 - 4.000	1	388,000.00	0.06
4.001 - 4.500	7	3,828,849.55	0.63
4.501 - 5.000	70	46,871,489.12	7.74
5.001 - 5.500	546	337,416,917.50	55.71
5.501 - 6.000	381	201,871,139.86	33.33
6.001 - 6.500	19	15,301,459.07	2.53
Total:	1,024	605,677,855.10	100.00

Minimum:

4.000%

Maximum:

6.500%

Weighted Average:

5.459%

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 - 360	1,024	605,677,855.10	100.00
Total:	1,024	605,677,855.10	100.00
Minimum: 343 Maximum: 360 Weighted Average: 360
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 – 360	1,024	605,677,855.10	100.00
Total:	1,024	605,677,855.10	100.00
Minimum: 321 Maximum: 360 Weighted Average: 358

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
10.01 - 20.00	4	1,555,999.00	0.26
20.01 - 30.00	13	7,492,570.86	1.24
30.01 - 40.00	36	20,721,511.55	3.42
40.01 - 50.00	57	39,851,453.02	6.58
50.01 - 60.00	96	70,492,572.48	11.64
60.01 - 70.00	195	146,393,944.33	24.17
70.01 - 80.00	594	304,935,726.78	50.35
80.01 - 90.00	10	5,018,127.08	0.83
90.01 - 100.00	19	9,215,950.00	1.52
Total:	1,024	605,677,855.10	100.00
Minimum: 17.01% Maximum: 100.00% Non-Zero WA: 68.97%
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 0	6	3,718,034.04	0.61
601 - 650	4	3,277,427.49	0.54
651 - 700	133	74,370,860.41	12.28
701 - 750	346	210,555,024.88	34.76
751 - 800	466	279,228,674.04	46.10
801 - 850	69	34,527,834.24	5.70
Total:	1,024	605,677,855.10	100.00

Non-Zero Minimum:

617

Maximum:

817

Non-Zero WA:

749

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Purchase	624	369,741,963.96	61.05
Cash Out Refinance	222	125,458,885.78	20.71
Rate/Term Refinance	177	110,230,657.63	18.20
Construction Permanent	1	246,347.73	0.04
Total:	1,024	605,677,855.10	100.00

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Single Family	694	426,191,442.12	70.37
PUD	169	88,728,011.13	14.65
Condo	107	54,987,890.95	9.08
CO-OP	45	31,193,663.20	5.15
2-4 Family	9	4,576,847.70	0.76
Total:	1,024	605,677,855.10	100.00

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
California	242	166,039,395.95	27.41
New York	113	82,573,879.57	13.63
New Jersey	62	37,689,381.60	6.22
Virginia	74	35,442,986.38	5.85
Florida	68	34,956,792.87	5.77
Connecticut	25	22,256,580.67	3.67
Illinois	36	20,406,580.18	3.37
Maryland	37	20,364,337.85	3.36
Georgia	34	18,341,259.07	3.03
Washington	37	17,193,759.50	2.84
Colorado	36	16,454,330.11	2.72
Massachusetts	25	14,940,576.04	2.47
North Carolina	28	14,542,138.66	2.40
Pennsylvania	26	13,745,340.64	2.27
South Carolina	14	11,781,559.15	1.95
Arizona	24	10,166,665.99	1.68
Texas	17	8,298,601.69	1.37
Minnesota	17	7,901,319.27	1.30
Oregon	11	7,574,581.41	1.25
District Of Columbia	10	5,492,671.37	0.91
Michigan	11	5,235,253.69	0.86
Hawaii	3	4,257,642.00	0.70
Nevada	10	4,114,091.66	0.68
Wisconsin	7	3,651,420.00	0.60
Utah	7	3,409,369.83	0.56
Tennessee	6	3,054,000.00	0.50
Ohio	10	2,866,770.11	0.47
Maine	2	1,793,500.00	0.30
Indiana	4	1,759,651.27	0.29
New Mexico	5	1,534,273.00	0.25
Other	23	7,839,145.57	1.29
Total:	1,024	605,677,855.10	100.00

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Prepayment Penalty Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	1,008	591,015,944.41	97.58
12	1	1,715,000.00	0.28
36	4	5,362,000.00	0.89
60	11	7,584,910.69	1.25
Total:	1,024	605,677,855.10	100.00

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Full	898	533,447,581.85	88.07
Stated	117	67,739,327.85	11.18
No Ratio	3	2,785,000.00	0.46
Limited	6	1,705,945.40	0.28
Total:	1,024	605,677,855.10	100.00

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 1.000	1	478,400.00	0.08
1.501 - 2.000	272	134,761,882.12	22.25
2.001 - 2.500	411	274,922,240.09	45.39
2.501 - 3.000	340	195,515,332.89	32.28
Total:	1,024	605,677,855.10	100.00
Minimum: 1.000% Maximum: 2.750% Non-Zero WA: 2.363%
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
2.000	6	2,796,150.32	0.46
5.000	1,003	592,216,794.09	97.78
6.000	15	10,664,910.69	1.76
Total:	1,024	605,677,855.10	100.00

Non-Zero Minimum:

2.000%

Maximum:

6.000%

Non-Zero WA:

5.004%

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
1.000	148	67,005,823.65	11.06
2.000	876	538,672,031.45	88.94
Total:	1,024	605,677,855.10	100.00

Non-Zero Minimum:

1.000%

Maximum:

2.000%

Non-Zero WA:

1.889%

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
8.501 - 9.000	1	388,000.00	0.06
9.001 - 9.500	7	3,828,849.55	0.63
9.501 - 10.000	67	45,324,939.12	7.48
10.001 - 10.500	533	328,197,352.49	54.19
10.501 - 11.000	379	200,722,743.86	33.14
11.001 - 11.500	32	24,521,024.08	4.05
11.501 - 12.000	5	2,694,946.00	0.44
Total:	1,024	605,677,855.10	100.00

Minimum:

  9.000%

Maximum:

11.875%

Non-Zero WA:

10.480%

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.501 - 1.000	1	478,400.00	0.08
1.501 - 2.000	272	134,761,882.12	22.25
2.001 - 2.500	411	274,922,240.09	45.39
2.501 - 3.000	340	195,515,332.89	32.28
Total:	1,024	605,677,855.10	100.00

Minimum:

1.000%

Maximum:

2.750%

Weighted Average:

2.363%

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Servicers
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
JPMorgan Chase Bank	337	227,912,234.46	37.63
Wells Fargo Bank, N.A.	339	195,081,672.28	32.21
PHH Mortgage Corporation	190	86,709,469.20	14.32
Thornburg Mortgage Home Loans, Inc.*	142	85,147,568.47	14.06
First Republic Bank	15	10,664,910.69	1.76
Colonial National Mortgage	1	162,000.00	0.03
Total:	1,024	605,677,855.10	100.00

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group III Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
55 – 60	1	1,350,000.00	0.22
61 – 66	2	802,217.12	0.13
67 – 72	3	3,539,839.86	0.58
73 – 78	2	910,040.37	0.15
79 – 84	1,016	599,075,757.75	98.91
Total:	1,024	605,677,855.10	100.00

Thornburg 2005-3 Group IV Statistical Mortgage Loan Summary

As of the Cut-off Date
Total Number of Loans	473	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$353,818,881.35	Yes	0.50%
Average Loan Principal Balance	$748,031.46	No	99.50%
Fixed Rate	0.0%
Adjustable Rate (including Hybrids)	100.0%	Primary Mortgage Insurance Coverage
Prepayment Penalty	30.99%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	5.551%	Yes	26.96%
Weighted Average Margin	2.101%	No	73.04%
Non-Zero Weighted Average Initial Periodic Cap	5.332%
Non-Zero Weighted Average Periodic Cap	1.916%	Primary Mortgage Insurance Coverage
Weighted Average Maximum Rate	10.887%	(First Lien Loans with Effective LTV > 80%)
Weighted Average Floor	2.103%	Yes	100.00%
Weighted Average Original Term (mo.)	360.0	No	0.00%
Weighted Average Remaining Term (mo.)	357.8
Weighted Average Loan Age (mo.)	2.2
Weighted Average Original LTV	62.66%
Non-Zero Weighted Average FICO	753
Non-Zero Weighted Average DTI	30.40%
Interest Only Mortgage Loans	96.62%
First Lien Mortgage Loans	100.0%

Product Type		Prepayment Penalty Term
10/20 ARM (LIBOR)	8.36%	None	69.01%
10/1 ARM (LIBOR and CMT)	91.64%	12	1.74%
		13 - 24	0.03%
		25 - 36	6.85%
		60	22.30%
		61	0.06%

		Geographic Distribution
		(Other states account individually for less than
		5% of the Cut-off Date principal balance)
		CA	46.14%
		NY	12.16%
Loan Purpose
Purchase	53.94%	Occupancy Status
Cash Out Refinance	27.34%	Primary Home	77.71%
Rate/Term Refinance	18.71%	Second Home	13.11%
		Investment	9.18%
Servicers
Thornburg Mortgage Home Loans, Inc.*	64.97%	Loan Documentation
First Republic Bank	33.66%	Full	94.03%
Colonial National Mortgage	1.37%	Stated	5.72%
		No Ratio	0.25%

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group IV Statistical Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
50,000.01 - 100,000.00	15	1,334,850.00	0.38
100,000.01 - 150,000.00	28	3,577,746.10	1.01
150,000.01 - 200,000.00	29	5,178,872.64	1.46
200,000.01 - 250,000.00	34	7,843,013.17	2.22
250,000.01 - 300,000.00	18	4,966,283.08	1.40
300,000.01 - 350,000.00	15	5,005,800.00	1.41
350,000.01 - 400,000.00	26	9,906,846.12	2.80
400,000.01 - 450,000.00	22	9,481,640.00	2.68
450,000.01 - 500,000.00	35	16,870,089.00	4.77
500,000.01 - 550,000.00	12	6,324,500.00	1.79
550,000.01 - 600,000.00	18	10,575,252.50	2.99
600,000.01 - 650,000.00	21	13,393,356.03	3.79
650,000.01 - 700,000.00	15	10,148,499.63	2.87
700,000.01 - 750,000.00	18	13,160,340.96	3.72
750,000.01 - 800,000.00	17	13,234,170.00	3.74
800,000.01 - 850,000.00	9	7,441,750.00	2.10
850,000.01 - 900,000.00	7	6,160,250.00	1.74
900,000.01 - 950,000.00	7	6,500,861.00	1.84
950,000.01 - 1,000,000.00	22	21,798,198.74	6.16
1,000,000.01 >=	105	180,916,562.38	51.13
Total:	473	353,818,881.35	100.00

Minimum:

    $61,700.00

Maximum:

   $6,000,000.00

Average:

      $748,031.46

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
4.501 - 5.000	21	16,921,956.03	4.78
5.001 - 5.500	182	160,625,488.43	45.40
5.501 - 6.000	251	164,687,416.90	46.55
6.001 - 6.500	19	11,584,019.99	3.27
Total:	473	353,818,881.35	100.00

Minimum:

4.700%

Maximum:

6.375%

Weighted Average:

5.551%

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 - 360	473	353,818,881.35	100.00
Total:	473	353,818,881.35	100.00
Minimum: 340 Maximum: 360 Weighted Average: 360
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
301 – 360	473	353,818,881.35	100.00
Total:	473	353,818,881.35	100.00
Minimum: 324 Maximum: 360 Weighted Average: 358

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
10.01 - 20.00	12	5,738,749.18	1.62
20.01 - 30.00	12	8,754,400.00	2.47
30.01 - 40.00	26	20,220,000.00	5.71
40.01 - 50.00	43	40,389,988.65	11.42
50.01 - 60.00	62	70,512,826.68	19.93
60.01 - 70.00	102	87,092,790.49	24.62
70.01 - 80.00	208	114,495,175.88	32.36
80.01 - 90.00	3	1,093,460.00	0.31
90.01 - 100.00	5	5,521,490.47	1.56
Total:	473	353,818,881.35	100.00
Minimum: 11.16 Maximum: 100.00% Non-Zero WA: 62.67%
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 0	1	446,000.00	0.13
601 - 650	5	5,076,750.00	1.43
651 - 700	64	44,510,950.79	12.58
701 - 750	125	85,993,506.58	24.30
751 - 800	230	181,832,533.10	51.39
801 - 850	48	35,959,140.88	10.16
Total:	473	353,818,881.35	100.00

Non-Zero Minimum:

610

Maximum:

816

Non-Zero WA:

753

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Purchase	258	190,863,804.35	53.94
Cash Out Refinance	135	96,744,063.61	27.34
Rate/Term Refinance	80	66,211,013.39	18.71
Total:	473	353,818,881.35	100.00

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Single Family	260	220,183,271.00	62.23
PUD	103	65,352,612.61	18.47
Condo	66	40,617,532.28	11.48
2-4 Family	27	15,327,005.46	4.33
CO-OP	17	12,338,460.00	3.49
Total:	473	353,818,881.35	100.00

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
California	157	163,262,934.31	46.14
New York	46	43,016,416.46	12.16
Colorado	22	16,802,814.00	4.75
Connecticut	8	16,266,500.00	4.6
South Carolina	26	12,460,358.08	3.52
New Jersey	24	12,035,800.00	3.4
Florida	24	11,849,085.37	3.35
Georgia	18	8,682,003.44	2.45
Pennsylvania	15	7,976,383.72	2.25
Virginia	19	7,808,349.33	2.21
Utah	9	6,668,400.00	1.88
Arizona	14	6,064,350.00	1.71
Massachusetts	5	5,600,000.00	1.58
Washington	12	5,213,600.00	1.47
Texas	11	4,629,350.00	1.31
North Carolina	11	3,982,136.77	1.13
Illinois	5	3,063,100.00	0.87
Minnesota	5	2,861,434.06	0.81
New Mexico	9	2,734,700.00	0.77
Maryland	8	2,456,438.06	0.69
Oregon	6	2,250,646.27	0.64
Rhode Island	1	1,400,000.00	0.4
Nevada	3	1,395,000.00	0.39
Delaware	1	1,250,000.00	0.35
Louisiana	2	1,096,000.00	0.31
Michigan	1	756,000.00	0.21
Alabama	3	602,213.20	0.17
Tennessee	1	448,000.00	0.13
District Of Columbia	2	406,438.28	0.11
Hawaii	2	318,750.00	0.09
Other	3	461,680.00	0.13
Total:	473	353,818,881.35	100.00

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Prepayment Penalty Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
None	366	244,167,128.85	69.01
12	4	6,161,452.50	1.74
24	1	97,500.00	0.03
36	24	24,251,250.00	6.85
60	77	78,917,550.00	22.30
61	1	224,000.00	0.06
Total:	473	353,818,881.35	100.00

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Full	456	332,702,344.58	94.03
Stated	14	20,240,550.00	5.72
No Ratio	3	875,986.77	0.25
Total:	473	353,818,881.35	100.00

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
<= 1.000	1	540,000.00	0.15
1.501 - 2.000	339	222,726,111.72	62.95
2.001 - 2.500	131	129,735,799.63	36.67
2.501 - 3.000	1	625,000.00	0.18
3.501 - 4.000	1	191,970.00	0.05
Total:	473	353,818,881.35	100.00

Non-Zero Minimum:

1.000%

Maximum:

3.841%

Non-Zero WA:

2.101%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
5.000	358	236,190,381.72	66.75
6.000	115	117,628,499.63	33.25
Total:	473	353,818,881.35	100.00

Non-Zero Minimum:

5.000%

Maximum:

6.000%

Non-Zero WA:

5.332%

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
1.000	27	29,595,650.00	8.36
2.000	446	324,223,231.35	91.64
Total:	473	353,818,881.35	100.00

Non-Zero Minimum:

1.000%

Maximum:

2.000%

Non-Zero WA:

1.916%

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
9.501 - 10.000	3	1,645,956.03	0.47
10.001 - 10.500	98	71,150,188.80	20.11
10.501 - 11.000	253	165,635,916.90	46.81
11.001 - 11.500	103	101,059,319.62	28.56
11.501 - 12.000	16	14,327,500.00	4.05
Total:	473	353,818,881.35	100.00

Minimum:

10.000%

Maximum:

11.750%

Non-Zero WA:

10.887%

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
0.501 - 1.000	1	540,000.00	0.15
1.501 - 2.000	339	222,726,111.72	62.95
2.001 - 2.500	130	128,635,799.63	36.36
2.501 - 3.000	1	625,000.00	0.18
3.001 - 3.500	1	1,100,000.00	0.31
3.501 - 4.000	1	191,970.00	0.05
Total:	473	353,818,881.35	100.00

Minimum:

1.000%

Maximum:

3.841%

Weighted Average:

2.103%

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Servicers
	Mortgage Loans	Principal Balance ($)	% of Principal Balance
Thornburg Mortgage Home Loans, Inc.*	346	229,885,131.72	64.97
First Republic Bank	118	119,078,799.63	33.66
Colonial National Mortgage	9	4,854,950.00	1.37
Total:	473	353,818,881.35	100.00

* Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.

Group IV Statistical Characteristics (continued)

Collateral characteristics are listed below as of the Cut-off Date

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance
103 – 108	1	645,956.03	0.18
109 – 114	6	1,855,215.30	0.52
115 – 120	466	351,317,710.02	99.29
Total:	473	353,818,881.35	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).